EXHIBIT 99.2


                             LETTER OF TRANSMITTAL

                        FRANK'S NURSERY & CRAFTS, INC.

                  Offer to Exchange up to $115,000,000 of its
              10 1/4% Series B Senior Subordinated Notes due 2008
                     which have been Registered under the
                  Securities Act for any of its outstanding
                  10 1/4% Senior Subordinated Notes due 2008
                          Pursuant to the Prospectus
                          dated               , 1998


                 The Exchange Agent for the Exchange Offer is:

                             Bankers Trust Company


             By Hand:                                By Mail:
       Bankers Trust Company           (insured or registered recommended)
 Corporate Trust and Agency Group           BT Services Tennessee, Inc.
   Receipt and Delivery Window                  Reorganization Unit
       123 Washington Street                       P.O. Box 292737
            First Floor                      Nashville, TN  37229-2737
        New York, NY 10006


       By Overnight Express:
   BT Services Tennessee, Inc.
 Corporate Trust and Agency Group
       Reorganization Unit
     648 Grassmere Park Road
       Nashville, TN  37211


                                 By Facsimile:
                                (615) 835-3701
                       (for Eligible Institutions Only)

                                 By Telephone:
                                (800) 735-7777

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________________, 1998, UNLESS THE OFFER IS EXTENDED.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated ______ __, 1998 (the "Prospectus") of Frank's Nursery & Crafts, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its new 10 1/4% Senior Subordinated Notes due 2008 (the "Exchange Notes") for $1,000 in principal amount of its outstanding 10 1/4%

Senior Subordinated Notes due 2008 (the "Old Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

                  DESCRIPTION OF OLD NOTES TENDERED HEREWITH

                                                 Aggregate
  Name(s) and Address(es) of                  Principal Amount     Principal
 Registered Holder(s) (Please  Certificate     Represented by       Amount
           fill in)            Numbers(s)*       Old Notes*       Tendered**
 ---------------------------   -----------    ----------------    ----------

           ________              ________         ________         ________
           ________              ________         ________         ________

           ________              ________         ________         ________

           ________              ________         ________         ________
           ________              ________         ________         ________

                          Total

 *  Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.


         This Letter of Transmittal is to be used either if certificates of Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at

The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the captions "The Exchange Offer--Procedures for Tendering" and "--Guaranteed Delivery Procedures."

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering
     Institution_____________________________________________________________

     DTC Account Number______________________________________________________

     Transaction Code Number_________________________________________________

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)

     Name of Eligible Institution that Guaranteed Delivery

     Date of Execution of Notice of Guaranteed Delivery

     If Delivered by Book-Entry Transfer:

     DTC Account Number______________________________________________________

/ / CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:

     Name____________________________________________________________________
                                (Please Print)

     Address_________________________________________________________________
                             (Including Zip Code)

/ / CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:


     Address_________________________________________________________________
                             (Including Zip Code)


/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:___________________________________________________________________

     Address:________________________________________________________________

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 4(a) of said agreement.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Termination." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above.

         By tendering, each holder of Old Notes represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder's business, that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. Any holder of Old Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

         Certificates for all Exchange Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                         TENDERING HOLDER(S) SIGN HERE
                  (Complete accompanying substitute Form W-9)
_____________________________________________________________________________

_____________________________________________________________________________
                           Signature(s) of Holder(s)

Dated________________     Area Code and Telephone Number:_____________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Old Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s)______________________________________________________________________

_____________________________________________________________________________
                                (Please Print)


Capacity (full title)________________________________________________________

Address______________________________________________________________________
                             (Including Zip Code)


Area Code and Telephone No.__________________________________________________


Taxpayer Identification No.__________________________________________________


                           GUARANTEE OF SIGNATURE(S)
                       (If Required--See Instruction 3)


Authorized Signature_________________________________________________________

Name_________________________________________________________________________

Title________________________________________________________________________

Address______________________________________________________________________

Name of Firm_________________________________________________________________

Area Code and Telephone No.__________________________________________________

Dated________________________

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.       Delivery of this Letter of Transmittal and Certificates.

         Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

         The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery.

         Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedures set forth in that Prospectus under "The Exchange Offer--Procedures for Tendering" and "--Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a Notice of Guaranteed Delivery (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Old Notes are registered, and, if possible, the certificate numbers of the Old Notes to be tendered; and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.       Partial Tenders; Withdrawals.

         If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

         Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 P.M., New York City time, on the Expiration Date unless extended by the Company. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of the Old Notes to be withdrawn, the principal amount of Old Notes delivered for exchange, a statement that such holder is withdrawing his or her election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

         If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

         When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered (i) by a registered holder of such Old Notes, for the holder of such Old Notes; or
(ii) for the account of an  Eligible Institution.

4.       Transfer Taxes.

         The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

5.       Waiver of Conditions.

         The Company reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.       Mutilated, Lost, Stolen or Destroyed Old Notes.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7.       Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Frank's Nursery & Crafts, Inc. at 1175 West Long Lake Road, Troy, Michigan 48098, attention Chief Financial Officer, telephone (248) 712-7000.

         IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates of Old Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.